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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.,  20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 5, 1999
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                       POCAHONTAS BANKSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


         West Virginia                   0-11671        55-0628089
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   (State or other jurisdiction of     (Commission      (IRS Employer
    incorporation or organization)     File Number)   Identification No.)

   500 Federal Street, Bluefield, WV                          24701
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(Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code:  (304) 325-8181
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  (Former name or former address, if changed since last report) Not applicable
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                       POCAHONTAS BANKSHARES CORPORATION
                                    FORM 8-K


Item 5.  Other Events

On January 5, 1999, Pocahontas Bankshares Corporation (the "Registrant") announced that its wholly owned subsidiary, First Century Bank, N.A., had entered into a definitive agreement to purchase the assets and assume the liabilities of the Hinton, West Virginia branch of City National Bank of West Virginia. The acquisition will consist of approximately $60 million in deposits and approximately $45 million in loans, along with the fixed assets of the branch. Enclosed is the text of the official press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1 Press release announcing the acquisition of the Hinton, West Virginia branch of City National Bank of West Virginia by Pocahontas Bankshares Corporation's wholly owned subsidiary, First Century Bank, N.A.


SIGNATURES

          Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 (Registrant)                 Pocahontas Bankshares Corporation
                              ---------------------------------

                              By:      /s/ J. Ronald Hypes
                                 ----------------------------------
                              J. Ronald Hypes, Treasurer
                              (Principal Accounting and Financial Officer)

                              Date:     January 11, 1999
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